Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

12.           Income Taxes

Prior to the LLC Merger on October 25, 2010, the Company’s results of operations were taxed as a limited liability company, whereby the Company elected to be taxed as a partnership and the income or loss was required to be reported by each respective member on their separate income tax returns. Therefore, no provision for income taxes has been provided in the accompanying consolidated financial statements for periods prior to October 25, 2010. As a result of the LLC Merger, beginning on October 25, 2010, the Company’s results of operations are taxed as a C Corporation. The Company’s benefit for income taxes consists of the following for the year ended December 31, 2011 and 2010:

	2011	2010
Deferred:
Federal	$(563,837)	$(161,178)
State	(144,204)	(41,222)
Total deferred	(708,041)	(202,400)

Total benefit for income taxes	(708,041)	(202,400)
Less: valuation reserve	708,041	202,400
Income Tax provision	$-	$-

The change in tax status to a taxable entity resulted in a net deferred tax benefit of $0 being recognized and included in the tax benefit for the year ended December 31, 2010.

A reconciliation of the federal statutory rate of 0% for the year ended December 31, 2011 and the period from October 26, 2010 (the date on which the tax status changed to a C Corporation) to December 31, 2010 to the effective rate for income from operations before income taxes is as follows:

	2011	2010
Benefit for income taxes at federal statutory rate	34.0%	34.0%
State income taxes, net of federal benefit	5.3	5.3
Effect of change in tax status to C corporation	-	(23.1)
Other	(2.1)	-
Less valuation allowance	(37.2)	(16.2)
Effective income tax rate	0.0%	0.0%

The temporary differences between recognition of expenses on the consolidated financial statements and tax return relate primarily to differences in depreciation methods and change in allowance for doubtful accounts.

The tax effects of these temporary differences along with the net operating losses, net of an allowance for credits, have been recognized as deferred tax assets at December 31, 2011 and 2010 as follows:

	2011	2010
Net operating loss carryforward	$799,408	$159,741
Bad debt reserve	17,289	11,141
Employee stock compensation	94,688	32,802
Depreciation	(944)	(1,284)
Total before valuation reserve	910,441	202,400
Less valuation reserve	(910,441)	(202,400)

Net deferred tax asset	$-	$-

The Company establishes a valuation allowance, if based on the weight of available evidence, it is more likely than not that some portion or all of the deferred assets will not be realized. The valuation allowance increased $708,041 and $202,400 during 2011 and 2010, respectively, offsetting the increase in the deferred tax asset attributable to the net operating loss and reserves.

As of December 31, 2011, the Company has a net operating loss carry forward of approximately $2,000,000 for Federal tax purposes.  The net operating loss expires through 2031.

The Company recognizes interest and penalties related to uncertain tax positions in general and administrative expenses. As of December 31, 2011, the Company has no unrecognized tax positions, including interest and penalties. The tax years 2007-2010 are still open to examination by the major tax jurisdictions in which the Company operates. The Company files returns in the United States Federal tax jurisdiction and various other state jurisdictions.